SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2004

MPAC RESOURCES CORPORATION
(Exact name of Registrant as Specified in its Charter)

NEVADA	000-49951	91-2084507
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

320-1100 Melville Street, Vancouver, B.C. Canada V6E 4A6

(Address of Principal Administrative Offices)

Registrant's Telephone Number, Including Area Code: (604) 688-3931, x 4

MPAC CORPORATION

1302 Arbutus Street, Vancouver, British Columbia, V6J 3W8

(Former name or former address, if changed since last report.)

Item 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

On April 11, 2004, the Board of Directors of the Registrant passed a resolution to amend the Registrant's Articles of Incorporation to change the name of the company to "MPAC Resources Corporation". On the same date, this resolution was adopted by a vote of the majority stockholders of the Registrant.

On April 21, 2004, the Registrant filed with the State of Nevada the amended articles of incorporation, and changed the company name from MPAC Corporation to MPAC Resources Corporation.

The change of name is consistent with refocusing the Company's activities into the mining resource sector.

On April 30, 2004 the Company issued a news release announcing its intent to enter the mining resource sector.

A copy of the news release is attached as Exhibit

99.1.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(c ) Exhibits

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Exhibit No. Description of Exhibit

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99.1 News release dated April 30, 2004 issued by MPAC Resources Corporation (Move to Mining Resource Sector)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

MPAC CORPORATION
Registrant

By:	/s/ Adam Smith

	Name:	Adam Smith
	Title:	Vice President

Dated: April 30, 2004